Thermo Fisher SCIENTIFIC

Pharmaceutical Development Services

ENV-105 Sterile Liquid Vials

patheon

Phase II Clinical Trial Material (CTM) Manufacturing

Kairos Pharma

P-PLP-450386-R3

Table of Contents

Thermo Fisher SCIENTIFIC

Part A: Project Overview

Executive Summary

Kairos Pharma has requested Patheon, by Thermo Fisher Scientific, to provide this "**Project Proposal**" for the transfer and manufacture of clinical supply of aseptically filled ENV-105 Sterile Liquid Vials (the "**Product**") for a Phase II study. It is assumed the clinical trial will be conducted in the USA, thus, all formulation components and finished Product must meet the regulatory requirements of USP.

The manufacturing process consists of thawing, pooling, aseptic filtering and then aseptically filling before stoppering/sealing, manual visual inspection (MVI), and bulk packaging.

This Project Proposal includes:

- One feasibility batch at a maximum batch size of approximately 120 liters (15,000 units).
- One CTM batch at a maximum batch size of approximately 120 liters (15,000 units).

Patheon will conduct the scope of work described within this Project Proposal at its Plainville, Massachusetts, facilities ("**PLA**"). Patheon has assumed the use of prequalified ISO10R vials and Patheon standard 20mm stoppers/overseals. To support this project, Patheon proposes [***]. The following information provides a general overview of the filling line. Patheon would be pleased to share more details if required.

[***]

Please note that [***] (maximum number of units per batch to be defined according to the compounding procedure, filling speed, product and line holding time).

A maximum batch size of 15,000 units has been considered for this Project Proposal based on the 8mL fill in ISO10R vials.

This Project Proposal is based on a number of assumptions regarding the scope and complexity of many aspects of this project. If any of the assumptions made in this Project Proposal are later found to be inaccurate or incorrect, the proposed prices quoted herein are no longer applicable and must be appropriately adjusted and possibly re-quoted.

This Project Proposal (consisting of Part A to Part F) when executed by Patheon and Client will become a contract binding on the parties. The term of this Project Proposal will be from the Effective Date until completion by Patheon of these Services. [***]

CONFIDENTIALITY NOTICE: This document and the information it contains is confidential information. It includes Patheon or its affiliates confidential and proprietary information which is disclosed to Client in confidence and solely for the purpose of pursuing a business relationship between Patheon and

Client. Client will protect Patheon's confidential information with at least the same degree of care as Client would apply to its own confidential information, and with no less than a commercially reasonable degree of care. Any redistribution of this document or disclosure of its content is strictly prohibited, unless Patheon provides its consent in writing. Patheon reserves the right to seek monetary damages for breach of confidence and is entitled to seek interim relief to protect its confidential information.

Remainder of Page Intentionally Left Blank

Part B: Budget Summary [***]

[***]

[***] Please note that Patheon reserves the right to check Client's creditworthiness and request additional advance payments or additional financial documentation prior to commencement of any Services.

The Budget Summary includes the cost for [***]. Furthermore, the Budget Summary includes the cost for non-routinely sourced and project specific materials whose minimum order cost does not [***]

SHIPPING OVERVIEW					
Courier Management Through Total Transportation Management (TTM)					
Shipment Type	**Origin - Destination**	**Weight**	**Temperature Requirements***	**Number of Shipments**	**Price (USD)**
Information to be provided by Client					*Quote to be provided by TTM upon request*
Standard Shipment Support Fee (Applies to all shipments originating from a Patheon facility)					**[***]**
* [***]					

TTM is a Fisher Bio Services service whereby [***]

(a) [***]
(b) T[***]
(c) [***]
(d) [***]
(e) [***]

By accepting the TTM Quote, Client agrees that all shipments will be managed through TTM and Client will be legally bound by the TTM terms and conditions stated in the TTM Quote and any corresponding Master Agreement, if applicable. If for any reason you are not satisfied with your TTM quote, we encourage you to engage us for further opportunity to address your concern.

[***]

Shipping Assumptions:
TBD

Shipment Value Protection (SVP) can be arranged by our TTM team prior to shipment (exclusions may apply). To receive a quote for SVP simply provide the shipment value and details relating to the temperature range, pieces, weights, dimensions, and lane of movement to your account representative. [***]. For further details on the SVP program, please reach out to your account representative.

Part C: High Level Timeline

The timeline below is presented at this stage as a non-binding projected estimate of the activity durations and deliverables envisioned at the time of issuing this Project Proposal. [***] Detailed timelines will be prepared after project award and will be based on project level collaboration and discussion of details by Client and Patheon.

[***]

Part D: Project Activities

Patheon proposes to execute the project activities as described below. Please note that any estimated durations illustrated below for completing an activity should be viewed as stand-alone, non-binding examples only at this stage which may not take any pre-requisite or associated activities into account.

1. Project Start Up

Goal:

- To co-ordinate and schedule initial project kick off activities within the Patheon site, and to ensure the correct handling, storage and safety instructions for the Drug Substance are followed.
- A Quality Agreement document will be prepared/updated according to a Patheon standard template.

Deliverables:

- [***]
- [***]

Estimated Duration:

- Up to [***]

"Drug Substance":

- ENV-105
- Indication: Prostate and Lung Cancers
- Patheon's preliminary categorization = Category 2
- Drug Substance is a large molecule biologic (see Standard Assumption 2 for acceptance requirements)
- Drug Substance will be stored and shipped under frozen conditions (-20°C)
- Finished Product will be stored and shipped under refrigerated conditions (2-8°C)

2. Analytical Services

Goal:

- To evaluate and validate Drug Substance methods from Client or the Drug Substance vendor to support identification of Drug Substance for cGMP manufacturing
- To evaluate and validate the methods to support stability testing of cGMP batches

Deliverables:

- Patheon will [***]
- Patheon [***]
- Patheon will [***]

Estimated Duration:

- Approximately [***]

Assumptions:

- [***]
- Client will supply Patheon site with [***] available.
- Details of Drug Substance and drug Product formulation composition are known prior to commencement of GMP validation of analytical methods.
- Drug Substance identification testing [***].
- No [***].
- [***].
- [***] For the purposes of this Project Proposal, it is assumed Client's [***] and would welcome the opportunity [***] if requested by Client.

Methods by PPD:

2.1 Drug Substance Identity [***]

2.2 Drug Substance Identity [***]

2.3 Container Closure [***]

2.4 Container Closure [***]

Other Analytical Services by Plainville:

2.5 [***]

Where required, [***]

It is anticipated that a total of [***] If [***]

<u>Laboratory Raw Data – Optional</u>

Analytical Services:

2.6 Laboratory Raw Data Package - Optional

The standard raw data documentation [***].

[***].

If needed, additional raw data packages can be provided using the Change of Scope process.

3. Microbiology

Goal:

- To qualify test methods required for bioburden, endotoxin, and sterility as part of the release and stability testing requirements for cGMP batches.

Deliverables:

- [***].

Estimated Duration:

- Approximately [***]

Assumptions:

- Plainville will [***]
- PPD will [***]
- PPD will also [***]

Scope:

[***] However, only [***].

For Products [***].

4. Technical Transfer Document

Goal:

- The Technical Transfer Document will evaluate the data available for the current formulation and the method of manufacturing for the purpose of transferring the manufacturing activities into the Patheon manufacturing site.

Deliverables:

- Patheon will prepare [***].

Estimated Duration:

- Approximately [***]

Scope

Using current information or the list below, risks and gaps associated with transferring the Product manufacturing will be evaluated.

[***]

Data resulting from the assessment will be [***].

5. Recipe Development and Water Batch Filling

Goal:

- To define initial filling machine parameters [***]

Deliverables:

- Patheon will execute [***].

Estimated Duration:

- Approximately [***]

Scope:

This is an obligatory activity to be performed prior to manufacturing Client Drug Product on Patheon's cGMP equipment train for the 8mL fill in ISO10R vials.

Components will be [***] Approximately 500 vials will be introduced to the line and filled with water to ensure parameters are accurate upon actual batch manufacture. Products with high viscosity will require appropriate surrogate material to be run.

6. cGMP Feasibility Batch Manufacturing

Goal:

- The purpose of this effort is to manufacture feasibility batches to ensure the manufacturing process adequately performs prior to manufacture of the cGMP Product for clinical use.
- Patheon proposes to manufacture [***].

Deliverables:

- Patheon will [***].

Estimated Duration:

- Approximately [***]

Scope:

- [***]

- [***]
- [***]
- Drug Substance [***]
- [***]
- [***]
- No [***]
- [***]
- [***]
- [***]

The following In-Process and Finished Product testing will be performed (one set):

<table>
<tr><th>In-Process Testing</th><th>Finished Product Testing</th></tr>
<tr><td>PLA</td><td>PLA</td></tr>
<tr><td rowspan="3">• [***]</td><td>• [***]</td></tr>
<tr><td>PPD</td></tr>
<tr><td>• Sterility
• [***]</td></tr>
</table>

Support for sampling requirements from feasibility will be outlined during project execution.

7. Phase II Clinical Trial Material (CTM) Manufacturing

Goal:

- To provide Client with CTM for Phase II clinical trials.
- Patheon proposes to [***].

Deliverables:

- [***]

Estimated Duration:

- Approximately [***]

Scope:

- [***]

- No [***]
- [***]

The following In-Process and Finished Product testing will be performed (one set per batch):

In-Process Testing	Finished Product Testing
PLA	PLA
• [***]	• [***]
	PPD
	• [***]

8. Stability – CTM Batch – PPD

Goal:

- To provide shelf-life data to support Phase II clinical trials.

Deliverables:

- A [***]

Estimated Duration:

- Up to [***]

Assumptions:

- The [***] by PPD.

Scope:

Patheon will design [***]:

- [***]

[***]

The following storage conditions and test-points are suggested for testing:

[***]	[***]										
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	48	60
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		

R: Product data Finished
M: Micro testing [sterility and endotoxin]
I: Container closure integrity testing (CCIT)

The following [***]:

[***]	
[***]	
[***]	• [***]

Client may instruct Patheon [***]. For minor changes such as those [***].

[***].

Patheon will [***]. The report [***].

9. Regulatory Services

Our Global Regulatory Affairs network, part of Thermo Fisher Scientific's Pharma Services Group (PSG) provides a wide range of regulatory services to support Client's needs. The PSG Regulatory Team can leverage experience gained over years of interactions with Health Authorities, as well as proven expertise with ICH Common Technical Document (CTD) Quality (Module 3)/CMC (Drug Substance & Drug Product) and the latest regulatory standards. Regulatory support can be requested at any stage in the project through a Change of Scope process.

Our integrated regulatory offering can include, but is not limited to:

Document Preparation

- **CMC Dossier Authoring:** Preparation of complete or partial ready-to-publish CTD Quality/Module 3 sections for clinical applications (e.g. IND/IMPD), marketing applications (e.g. BLA/NDA/ANDA/MAA) and post approval changes (annual reports, CBE-30, PAS, variations); including data collection, authoring, reviews (internal and Client) and comments integration
- **Agency Questions Support:** Authoring and/or review of responses to Regulatory Authority questions

Document Review

- **CMC Dossier Review:** Review Client's submission documentation for overall consistency with current site practices and regulatory standards
- **Regulatory Compliance Gap Analysis:** Performed according to applicable regulations in support of Technology Transfers and Client product Pre/Post-Approval Inspections

Technical Support

- **Site Related:** Preparation of reference documents to support regulatory submissions such as Site/Drug Master Files, GMP compliance packages and foreign accreditations
- **Product Related:** Preparation of compliance statements/risk assessments (e.g. GMP, BSE/TSE, nitrosamines, residual solvents, elemental impurities)
- **Rest-of World / International Applications**: Preparation of ancillary documents (e.g. registration questionnaires) and legalization as applicable

Regulatory Expertise

- **Regulatory Consulting & Strategy:** Provision of ad hoc regulatory consulting and strategies across product life cycle per Client request
- **Agency Interaction Support:** Assistance in preparation of Regulatory Authority meetings (e.g. briefing package)
- **Program Regulatory Liaison:** Participation in Client's project team milestones meetings
- **Regulatory Training:** Preparation and delivery of Client-specific training on US and/or EU regulatory framework, procedures, and trends

For further visibility on our holistic regulatory offerings, please explore our Regulatory Services Menu, which can be provided upon request.

Part E: Standard Assumptions

Scope / Technical
1. Provided that there are ongoing [***] • Patheon will provide [***]. • The Project Manager will coordinate with Patheon's project team and Client and [***]. For example, [***].) • Project Management will coordinate distribution of project documentation to Client. Typical [***]. • The fee for [***].
2. Patheon will receive and release the Drug Substance for cGMP manufacture based on the following: 1. [***]) [***]. In addition, the following documentation should be provided to Patheon (as applicable): (i) Product Specification (ii) TSE/BSE Statement (iii) Residual Solvent Statement (iv) Safety Data Sheet (SDS) in Globally Harmonized System (GHS) format. (v) Mycoplasma and viral safety (only for biological Drug Substance) (vi) Any other certification applicable to the furnished material (e.g. Residues of Metals Catalysts and Reagents, Genotoxic Impurities, Kosher, Melamine, Viral Inactivation, etc.). It is assumed the [***]. [***].
3. Drug Substance [***].

4. Drug Substance and/or formulation [***].
5. The Drug Substance [***].
6. Water wet parameters will be used to [***].
7. Patheon standard [***].
8. Client will provide Patheon with accurate, appropriate, sufficient and the most current applicable reference standards.
9. The manufacturing process is non-complex [***]. If any of the assumptions made in this Project Proposal [***].
10. An estimate of [***].
11. The Product will be [***].
12. It is assumed [***] will be used. [***] of the equipment and/or [***]and where required supporting data can be sourced from within the Patheon [***].
Financial
13. Where Patheon is required to [***].
14. Where Patheon is required to [***].
15. For [***].

16. At Client request, issued documents may need to be updated throughout the life of the project. The requirement for update could be based on, but is not limited to, new stability data or new storage conditions. [***].
17. Fees include a [***]. 1. [***].
18. If Client requests Patheon to provide a [***].
19. Should Client wish to use [***].
20. Any [***]. Client will be notified prior to [***].
21. Within [***] not included).
22. Prior to [***], Patheon will evaluate the [***] at the request of Client, select the appropriate Patheon facility [***].

Part F: Legal Terms and Conditions

LEGAL TERMS AND CONDITIONS FOR SERVICES FOR NON-GMP AND/OR GMP SERVICES FOR INVESTIGATIONAL PRODUCTS IN NON-GMP AND/OR GMP SUITES
(Certain capitalized terms used herein but not defined are defined elsewhere in this Proposal)

This Proposal is signed by the authorized representatives of the parties on the dates shown further below. Patheon and Client may be referred to separately as a "**Party**" or together as the "**Parties**".

1. <u>DEFINITIONS:</u>

"**Affiliate**" means, for (i) Client, any entity that controls, is controlled by or is under common control with Client, and (ii) Patheon, any entity that controls, is controlled by or is under common control with Patheon. For purposes of this definition only, "control" means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than 50% of the outstanding voting securities or other ownership interest of the entity.
"**Applicable Laws**" means: (i) for Patheon's obligations, the Laws applicable to the performance of the Manufacturing Services in the jurisdiction where the Facility is located; and (ii) for Client's obligations, the Laws applicable in all jurisdictions where Product is manufactured and distributed.
"**Batch**" means a specific quantity of Drug Product, Drug Substance or other material that is intended to have uniform character and quality, within specified limits and is produced according to a single manufacturing order during the same cycle of manufacture.
"**cGMP**" means current good manufacturing practices according to the United States Food and Drug Administration and European Medicines Agency together with applicable rules and guidance documents issued by the applicable Regulatory Authority pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time in each case as applicable in the country where the Facility is located.
"**Client Indemnitees**" **[***]**
"**Client-Supplied Materials**" means any materials as specified in this Proposal to be procured on behalf of or provided by Client to Patheon.
"**Contaminants**" means any adventitious agent including noxious or toxic agents, infectious agents, including any microbiological or viral agents of infection (e.g., bacteria, fungae, mycoplasmas, prions, and viruses) or corrosive agents.
"**Costs**" means the cost of all Materials, capital expenditures and third-party services or expenses, including any applicable handling fee, provided, procured, or incurred by Patheon on behalf of Client.
"**Documents**" means Batch documents released by Patheon that may include: the certificate of analysis, statement of compliance, production records, analytical test data for release, batch records and deviation reports as agreed upon in the Quality Agreement.
"**Drug Product**" means a finished dosage form that contains a Drug Substance, generally, but not necessarily, in association with one or more other ingredients, including (i) tablets and hardshell capsules, collectively oral solid dose products ("**OSDs**"), (ii) softgel capsules ("**Softgels**"), and (iii) sterile drug products ("**Steriles**").
"**Drug Product Services**" means performance of the development or clinical Manufacturing Services for Drug Products.
"**Drug Substance**" means an active pharmaceutical or biopharmaceutical ingredient that is intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment, or prevention of disease or to affect the structure or any function of the human body.
"**Excluded Materials**" means any Client-Supplied Materials, the Drug Substance, the raw materials (including chromatography columns, media, reagents, and other supplies such as excipients, disposables and process consumables); and any other materials as may be further stated in this Proposal.
"**Facility**" means the facility where the Services are being performed.
"**Fees"** means the amounts to be charged by Patheon to Client as set forth in this Proposal for performing the Services. Fees do not include Costs.
"**Force Majeure**" means the delay or failure in performance resulting from acts beyond the reasonable control and without the fault or negligence of the Party, including, strikes or other labor disturbances, lockouts, quarantines, communicable disease outbreaks, riots, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, defective equipment, lack of or inability to obtain fuel, power or components or compliance with any order or regulation of any government entity.
"**Instructions**" means Client's written instructions agreed and accepted by Patheon.
"**Laws**" means all laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees, or orders of any Regulatory Authority.
"**Manufacturing Services**" means the Services that are to be performed in a cGMP manufacturing suite and includes any engineering batches, non-GMP batches, and cGMP at-risk Batches.
"**Materials**" means all supplies needed to complete the Services including starting materials, excipients, raw materials, Drug Substance, process consumables, vials, stoppers, syringes, media, reagents, dedicated tooling, labeling, and primary and secondary packaging materials and special or long-lead time materials. Materials includes Patheon-Supplied Materials and Client-supplied Materials.
"**Performance Standards**" means the terms of this Proposal, the Quality Agreement, Applicable Laws, cGMP (where applicable), and Instructions.
"**Patheon Indemnitees**" means collectively, Patheon, its Affiliates and their respective directors, officers, employees, and agents.
"**Patheon-Supplied Materials**" means any Materials to be sourced by Patheon on behalf of Client to perform the Services.
"**Price**" means the Fees and the Costs to be charged by Patheon as set forth in this Proposal.
"**Product**" means the deliverable from Manufacturing Services, including Documents.
"**Quality Agreement**" means a detailed document specifying the quality and regulatory procedures and responsibilities of the Parties with respect to the Services.
"**Regulatory Authority**" means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission, or other similar body, whether federal, state, provincial, county, or municipal, with competent jurisdiction over a Party, the Services, or the relevant Product (or its use).
"**Remaining Materials**" means Materials or works in process at the Facility which have not been used or are otherwise not required to perform Services by Patheon under this Proposal.
"**Third-Party Subcontractors**" means any non-Affiliate third-party subcontractor used in the performance of the Services.

2. SCOPE:

2.1 Patheon hereby agrees to provide to, or procure for, Client, the services as described in this Proposal ("**Services**"). These terms and conditions apply to the performance of Services for investigational products up to and including completion of process validation.

2.2 The Parties may enter into a Quality Agreement. If incorporated in this Proposal by reference, the terms of this Proposal will control if any conflict occurs between the terms and provisions of this Proposal and the Quality Agreement except with respect to quality related matters.

3. SERVICES:

3.1 Patheon will perform the Services as set out in this Proposal in compliance with the applicable Performance Standards. Client acknowledges that the Services may include non-cGMP activities as specified in further detail in this Proposal.

3.2 **Price Assumptions**. [***].

3.3 Commencement of Services and all estimated timelines are [***].

3.4 If Patheon manufactures validation batches (i.e. Batches for which the data is used to demonstrate the reproducibility of the manufacturing process and Batch quality or stability) under the terms of this Proposal, the validation batches will not be considered commercially saleable. For the validation batches to be commercially saleable, (i) the validation batches must be manufactured and released for commercial sale (i.e., validation must be successfully completed, and any applicable regulatory filings must be approved) and (ii) a commercial manufacturing services agreement (with associated Quality Agreement) must have been entered into between the Parties (the "**Commercial Terms**"). After commercial release, the Commercial Terms will apply to the validation batches and their use and will supersede the terms and conditions of this Proposal.

4. COMPENSATION:

4.1 **Payment Terms.**

(a) Patheon will invoice, and Client will pay Patheon for the Services as set out in this Proposal, including any advance payments, costs for any Materials and associated handling fees.

(b) [***]

(c) For Manufacturing Services, Patheon will deliver Batch release Documents to Client ("**Patheon Release**"), immediately after which, any title to Product that Patheon has will transfer to Client and Client will assume responsibility for all loss.

(d) Each Patheon invoice will be due and payable on or before [***]. If any portion of an invoice is disputed in good faith, Client will pay Patheon the undisputed amount and the Parties will use good faith efforts to resolve the disputed amount as soon as practicable. If the disputed amount of an invoice is not resolved on or [***].

(e) [***].

4.2 **Price Adjustments.** The Price [***]

4.3 **Taxes.**

(a) **VAT.**

(i) Fees for Services and any other payments due to Patheon under this Proposal are exclusive of value added taxes ("**VAT**"), turnover taxes, sales taxes or similar taxes, including any related interest and penalties (together, "**Transaction Tax**"), which will be added to the invoice amount and reimbursed to Patheon by Client.

(ii) Patheon will use commercially reasonable efforts to ensure that its invoices to Client are issued in a way to meet the requirements for deduction of input VAT by Client, if Client is permitted by law to do so.

(iii) If Patheon is acting as Client's buying agent, Patheon will always charge to Client the Transaction Tax in the relevant territory in addition to the amount paid by Patheon to the applicable supplier.

(b) Reference to the Services in this Section also includes any element (or the entirety) of the Services characterized as a supply of goods by Patheon, its Third-Party Subcontractors or any tax authority for Transaction Tax purposes.

(c) **Duties.** Client will bear the cost of all duties, levies, tariffs and similar charges (and any related interest and penalties) (together, "**Duties**") however designated, arising from the performance of the Services, including those imposed as a result of shipments to, from or between Facilities. If these Duties are incurred by Patheon, then Patheon will be entitled to invoice Client for these Duties at the time that they are incurred.

(d) **Withholding Tax.**

(i) Where any sum due to be paid to Patheon hereunder is subject to any withholding or similar tax, Client will pay the tax to the appropriate government authority and deduct the amount then due to Patheon, in a timely manner and promptly transmit to Patheon an official certificate or other evidence of the withholding sufficient to enable Patheon to claim payment of these taxes. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate or enable the recovery of any tax withholding or similar obligations for royalties, milestone payments, and other payments made by Client to Patheon under this Proposal.

(ii) Patheon will provide Client with any tax forms that may be reasonably necessary for Client not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty.

(iii) Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Laws, of withholding taxes, or similar obligations resulting from payments made under this Proposal, any recovery to be for the benefit of the Party bearing the withholding tax.

5. SUPPLY OF MATERIALS:

5.1 Patheon will source the Patheon-Supplied Materials as set forth in this Proposal.

5.2 Client will, at its expense, supply Patheon with enough Client-Supplied Materials for Patheon to perform the Services. All shipments of Client-Supplied Materials from Client or Client's supplier to Patheon will be made DDP (Incoterms 2020) the Facility and will be accompanied by the required documentation (including, certificates of analysis from the manufacturer and safety data sheet).

5.3 Client is responsible for vendor qualification of Client-Supplied Materials to be used for cGMP purposes and for providing upon request a certificate of compliance consistent with the requirements of cGMP, Applicable Laws and any applicable Quality Agreement between the Parties. If Client wishes Patheon to use a specific vendor for Materials, testing, or other services and this vendor is not an approved vendor currently used by Patheon, it will be Client's responsibility to audit and approve the vendor. At Client's request and for an additional fee, Patheon will audit the vendor on Client's behalf and provide an audit report to Client. If Client requires Patheon to incorporate any of the results of release testing performed by Client or a third party into a certificate of analysis issued by Patheon in connection with the Services, Patheon will have the right upon reasonable notice and at reasonable times to audit the sites or laboratories conducting the testing as set forth in the Quality Agreement or as required by Applicable Laws.

5.4 Client will pay the full Price for any failed or non-conforming Services that are the result of defects or other non-conformities in Client-Supplied Materials that could not have been discovered by Patheon by reasonable inspection or by using the agreed-upon testing methods (if any).

5.5 If applicable, Patheon and Client will reasonably cooperate to permit the import of Client-Supplied Materials into the country where the Services will be performed. Client or Client's broker will be the "**Importer of Record**" (or equivalent under Applicable Law) for Client-Supplied Materials unless agreed otherwise, and Client is responsible for compliance with Applicable Laws, and the cost of compliance, relating to that role. Client's obligation will include obtaining the proper release of Client-Supplied Materials from the applicable customs agency and Regulatory Authority.

5.6 **Inspection by Regulatory Authorities**. If Client does not give Patheon the documents requested under Section 3.3 and this Section 5 or the Quality Agreement within the time specified and if Patheon reasonably believes that Patheon's standing with a Regulatory Authority may be jeopardized, Patheon may, in its sole discretion, delay or postpone any inspection by the Regulatory Authority until Patheon has reviewed the requested documents and is satisfied with their contents. Client's breach of this requirement will be considered a material breach of this Proposal.

5.7 Client will be responsible for disclosing to Patheon all information available to it regarding health risks which may be involved in performing the Services, using and storing Client-Supplied Materials, excipients, and other components, including, industrial hygiene data, industrial hygiene analytical methods, exposure limitations for workers involved in production, toxicology reports, and other health-related data.

5.8 **Storage of Materials.** [***].

6. DELIVERY:

6.1 **Outbound Delivery/Shipment.** [***].

6.2 **Carrier Management through TTM** [***].

6.3 **Client Managed Shipping (Client Carrier** [***].

6.4 **Storage of Product.** [***].

7. CANCELLATION FEES:

[***]

suspension, but Patheon must fulfill any obligations to hold or store the Materials in accordance with the terms of this Proposal and any Instructions.

7.1 Patheon will not charge Client Cancellation Fees to the extent that the capacity subject to the Cancellation is filled with new business which is not contracted for at the time of the Cancellation.

Cancellation Fees Table

Service	Number of days before Start Date that the notice of Cancellation is received by Patheon	Cancellation Fee
Drug Product Services: Steriles (Plainville Facility)	0-30 31-90	100% 50%

8. TERM AND TERMINATION:

8.1 This Proposal will remain in effect from the Effective Date until completion by Patheon of the Services ("**Term**").

8.2 Client may terminate this Proposal by giving [***] for any business reason.

8.3 Patheon may terminate this Proposal if Patheon reasonably determines that it is unable to perform the Services or manufacture Product in a safe and effective way in accordance with applicable regulatory requirements or applicable specifications.

8.4 Either Party may terminate this Proposal on written notice if the other Party is subject to any insolvency event or is in material breach of any part of this Proposal and fails to remedy the breach [***] or the time as may be reasonably necessary to remedy the breach, after receiving notice of the breach from the aggrieved Party.

8.5 [***]

9. CONFIDENTIALITY:

The confidentiality agreement entered between the Parties effective as of February 25, 2025 ("**Confidentiality Agreement**") will apply to all confidential information about the Parties and the Services discussed, quoted, or conducted under this Proposal and the Confidentiality Agreement is incorporated herein by reference. If the period of disclosure or term set forth in the Confidentiality Agreement expires or terminates before the expiration or termination of this Proposal, then the terms and conditions of the Confidentiality Agreement will nonetheless continue to govern the Parties' obligations of confidentiality for the term of this Proposal and for five years

thereafter. For the purposes of this Proposal "**Confidential Information**" will have the same definition as defined in the Confidentiality Agreement.

10. INTELLECTUAL PROPERTY:

10.1 Defined terms:

"**Arising Client Intellectual Property**" means all Intellectual Property generated by Patheon or its Third-Party Subcontractors as a consequence of performing the Services that is specific to, (i) Product or (ii) any other deliverable set out in this Proposal that is the subject of the Services (together, the "**Deliverables**").

"**Intellectual Property**" includes patents, patent applications, formulae, trademarks, trademark applications, trade-names, trade secrets, processes, methods, technology, software (including code), means, inventions, copyright, industrial designs, data, and know-how.

"**Patheon Background IP**" means Intellectual Property developed, owned, or licensed by Patheon which is outside the scope of this Proposal or the Services.

"**Patheon Intellectual Property**" means, (i) Patheon Background IP; and (ii) all Intellectual Property generated by or licensed to Patheon as a consequence of performing the Services which is not Arising Client Intellectual Property.

10.2 For the term of this Proposal, Client hereby grants to Patheon, a non-exclusive, fully paid-up, royalty-free, non-transferable license to Client's Intellectual Property and Arising Client Intellectual Property that is reasonably necessary for Patheon or its Third-Party Subcontractors to perform the Services. Any license granted by Client to Patheon will be terminated upon the expiration, completion or termination of this Proposal.

10.3 All Arising Client Intellectual Property will be the exclusive property of Client.

10.4 All Patheon Intellectual Property will be the exclusive property of Patheon.

10.5 **Licenses**. [***]

10.6 [***]

10.7 Client acknowledges that nothing in this Proposal will restrict Patheon from using any Patheon Intellectual Property, in performing Services for other clients or on its own behalf.

11. AUDIT:

11.1 Client will have a right of access to the Facility solely for the purpose of conducting a quality audit in accordance with the Quality Agreement. All visits will be during Patheon's normal business hours on weekdays and conducted consistent with Patheon's policies and procedures, and in a manner that does not unreasonably interfere with Services or normal business activities. [***]

11.2 Patheon will allow Client reasonable access to observe and review Services being performed, subject to reasonable restrictions to preserve the confidentiality of Patheon and its clients, safety, and normal flow of operations at the Facility. The scope, conditions and limitations are further defined Patheon's standard operating procedures or the Quality Agreement. If agreed in advance by the Parties, Patheon will charge its then standard rate per day for observations.

12. WARRANTIES:

12.1 **Authority.** Each Party covenants, represents, and warrants that it has the full right and authority to enter into this Proposal and that it is not aware of any impediment that would inhibit its ability to perform its obligations under this Proposal.

12.2 **Client Warranties.** Client covenants, represents, and warrants that:

(a) on receipt by Patheon, the Client-Supplied Materials will conform to the specifications (as applicable) and will be adequately contained, packaged, and labelled in accordance with Applicable Laws and will conform to the affirmations of fact on the container; and

(b) Client-Supplied Materials will be suitable for the intended use, not adulterated and free of Contaminants.

12.3 **Patheon Warranties.** Patheon covenants, represents, and warrants that:

(a) it will perform the Services in accordance with the Performance Standards;

(b) it will not in the performance of its obligations under this Proposal use the services of any person it knows is debarred or suspended under 21 U.S.C. §335(a) or (b); and

(c) it does not currently have, and it will not hire, as an officer or an employee any person whom it knows has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the United States Federal Food, Drug, and Cosmetic Act.

12.4 **No Warranty.** [***]

13. INDEMNIFICATION, REMEDIES AND LIABILITY:

13.1 **Indemnification by Client.** [***]

13.2 **Indemnification by Patheon.** [***]

13.3 **Indemnification Procedure.** [***]

13.4 **Claims.** [***]

13.5 **Remedies.** [***]

13.6 **Indirect/Consequential Loss**. [***]

13.7 **Limitation of Liability**. [***]

13.8 Nothing in this Proposal is intended to limit either Party's liability for: (a) death or personal injury caused by its negligence or (b) fraud or fraudulent misrepresentation.

13.9 [***]

14. MISCELLANEOUS:

14.1 **Assignment and Subcontracting.**

(f) [***]

(g) [***]

(h) [***]

14.2 **Anti-Bribery**. The Parties agree:

(a) to comply with all Applicable Laws, statutes and regulations relating to anti-bribery and anti-corruption including the U.S. Foreign Corrupt Practices Act and the UK Bribery Act.

(b) to have and maintain in place throughout the Term their own policies and procedures to ensure compliance with the U.S. Foreign Corrupt Practices Act and the UK Bribery Act (and to provide a copy to the other Party on request) and will appropriately enforce those policies and procedures including providing training.

(c) that no employee, contractor, supplier, agent, broker, or entity will offer or pay anything of value to a public or private official intending to influence or induce an official act or decision or to obtain an improper advantage; and

(d) that a breach of this Section will be considered a material breach of this Proposal and the aggrieved Party will have the right to terminate this Proposal, without any liability to the other Party.

14.3 **Choice of Law.** This Proposal and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation is governed by the laws of (i) the State of Delaware if it is with a Patheon entity registered in the United States or Canada, or (ii) England if it is with a Patheon entity registered outside the United States or Canada, in each case without regard to any conflicts-of-law principle that directs the application to another jurisdiction's law. The Parties hereby submit to the exclusive jurisdiction of the courts in the applicable location. The Parties further expressly agree that the UN Convention on Contracts for the International Sale of Goods will not apply to this Proposal.

14.4 **Dispute Resolution**. [***]

14.5 **Force Majeure**. Except for payment obligations, neither Party will be responsible for delay or failure in performance resulting from a Force Majeure event.

14.6 **Notices**. Any notice required or permitted to be given hereunder by either Party must be in writing and will be considered effectively given or delivered: (a) on the date delivered if delivered personally, (b) on the first business day after the date sent if sent by recognized overnight courier, or (c) on the second business day after the date deposited if mailed by certified mail, return receipt requested, postage prepaid. All notices to each Party will be sent to the address for that Party set forth in this Proposal.

14.7 **Survival**. Any termination or expiration of this Proposal will not affect any outstanding obligations or payments due hereunder before the termination or expiration, nor will it prejudice any other remedies that the Parties may have under this Proposal. The following will survive the expiration or termination of this Proposal in accordance with their terms: Sections 5, [***]., 9, 10, 12 and 13.

14.8 **Independent Contractors**. The Parties are independent contractors, and this Proposal will not be construed to create between the Parties any other relationship such as, for example only, that of employer-employee, principal, agent, joint-venturer, co-partners, or any similar relationship.

14.9 **Insurance**. [***]

14.10 **Capital Agreement**. If applicable, the Parties may enter into a separate agreement that addresses the rights and responsibilities of the Parties regarding equipment and Facility modifications necessary to provide Services.

14.11 **Data Privacy Agreement**. If applicable for the Services, the Parties will enter into a separate agreement that addresses obligations regarding personal data or health information.

14.12 **Entire Agreement**. This Proposal together with any Quality Agreement, and any other agreements that are executed hereunder, are the complete agreement between the Parties for this subject matter and supersedes all other prior agreements, representations and understandings, whether written or oral. Except as otherwise provided in this Proposal, any modifications, amendment, or supplement to this Proposal must be in writing and signed by authorized representatives of the Parties.

14.13 **Severability**. If any provision of this Proposal is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, that determination will not impair or affect the validity, legality, or enforceability of the remaining provisions, because each provision is separate, severable, and distinct.

14.14 **Counterparts & "pdf"**. This Proposal may be executed in two or more counterparts, by original or electronic (including "pdf") signature, each of which will be considered an original, but all of which together will constitute one and the same instrument.

14.15 **Construction**. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the word "or" is used in the inclusive sense (and/or). The term "including" as used herein will mean including, without limiting the generality of any description preceding that term.

14.16 **No Third-Party Benefit or Right**. Nothing in this Proposal will confer or be construed as conferring on any third party, other than a Patheon's Affiliate performing Services hereunder, any benefit or the right to enforce any express or implied term of this Proposal. The rights of the Parties to terminate, rescind or agree on any variation, waiver or settlement under this Proposal are not subject to the consent of any other person.

14.17 **Waiver**. Neither the waiver by any of the Parties of a breach of or a default under any of the provisions of this Proposal, nor the failure of any of the Parties, on one or more occasions, to enforce any of the provisions of this Proposal or to exercise any right or privilege hereunder will thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of the provisions, rights, or privileges hereunder.

14.18 **Embargoed Countries**. Patheon will not support distribution, regulatory or quality services (including site inspections) with respect to Services to the government of embargoed countries, as defined in the Thermo Fisher Scientific GTC Controls Policy as may be updated from time to time.

14.19 **Binding Effect**. This Proposal will apply to, inure to the benefit of and be binding upon the Parties and upon their respective successors and permitted assigns.

14.20 **No Consultancy**. Unless otherwise expressly agreed in this Proposal, if Patheon provides advice or guidance, this advice or guidance is made without any representation or warranty and Patheon will not be considered a consultant.


ThermoFisher
SCIENTIFIC

Top customer questions regarding Thermo Fisher's environmental sustainability efforts

Thermo Fisher provides industry-leading solutions for drug development, clinical trial logistics, and commercial manufacturing to pharma and biotech customers through our Patheon brand. Here we highlight some of their key questions and provide you with links to further information on these topics.

Q Do you invest in renewable energy?

Our approach to renewable energy is centered on the concept of "additionality," directly supporting the development of new renewable energy sources. This focus will help us add renewable systems at our sites and leverage long-term power purchasing agreements (PPAs) with new wind and solar facilities.

We increased our use of renewable electricity to nearly 250 gigawatt hours in 2021, with over 60 sites fully powered by renewable electricity. We've recently added 3.5 MW of solar power and 3 MW of wind energy across seven sites, with another 15 MW of solar planned.

Learn more from our 2021 CSR report.

Q Do you have emissions reduction plans, goals, and targets?

Yes, we have near-term and long-term targets. Our targets are:

- By 2027, 90% of suppliers, by spend, set science-based targets.
- By 2030, reduce greenhouse gas emissions by 30% from our 2018 baseline.
- By 2050, achieve net-zero emissions, meaning at least a 90% absolute reduction across Scopes 1, 2, and 3.

Learn more about our approach in our Working Towards Net-Zero Plan.

Q Do you track greenhouse gas emissions from your operations (Scopes 1 and 2)?

Yes, we report our greenhouse gas emissions annually across all Scopes in our CSR report.

Q Describe your programs associated with greenhouse gas emissions management.

- Transition away from fossil fuels and high-impact refrigerants
- Accelerate the adoption of renewable electricity, both on- and off-site
- Engage with our suppliers
- Incorporate sustainability principles into product designs
- Transform with transparency

Q Do you have a water reduction plan/water stewardship program?

Our approach consists of uncoupling water usage from business growth. We leverage our PPI Business System to identify new reduction and reuse opportunities and manage our water use with a context-based perspective to understand how our use relates to the needs of the surrounding water basin. Where new facilities are developed or refurbishments take place, water conservation along with energy efficiency is included in the design (e.g., Rheinfelden, Germany).

Q Do you have a waste reduction plan?

At our sites, we promote zero waste, which means diverting at least 90% of nonhazardous Thermo Fisher waste from landfills and waste-to-energy facilities. Our teams focus on reuse, recycle, and compost disposal strategies. Our zero-waste playbook guides sites through a process of identifying all waste streams, minimizing waste generation, and improving waste disposal strategies to eliminate landfilling. By the end of 2021, 24 facilities across Thermo Fisher were zero-waste certified.

Q How do you manage the sustainability of your packaging components?

With respect to the materials used within our primary and secondary packaging operations, we maintain the highest possible standards through our network of GMP suppliers. Materials used as primary packaging, by necessity, must be specified by the study sponsor to ensure compatibility with our environmental sustainability program. Within the secondary packaging operation, we can work with suppliers to identify sustainable solutions, including sustainable/recycled materials, as well as products that are recyclable, provided that this does not compromise quality standards or introduce technical challenges that could impact project cost and/or timelines.

Q Do you have green product alternatives/environmentally preferable goods?

Thermo Fisher has green product options under our internally developed Green Leaf Label. We also have some lab consumable products which have been certified externally via My Green Labs under the ACT Label.

Q Do you report via the CDP framework?

Yes, the company files a CDP report annually and the report is available publicly here.

Our commitment

The science is clear. **We are at a climate change tipping point, and there is no time to waste.** Climate change affects us all, and collaboration is critical to success on our mutual sustainability journey. Thermo Fisher pledges to continue working with you to design new and innovative ways to reduce our sector's impact on the environment, without compromising safety and quality.

+1 919 226 3200 • thermofisher.com/patheon • pharmaservices@thermofisher.com

Published 10/22

patheon

Brammer Bio MA, LLC ("Patheon")	Kairos Pharma ("Client")
5 Commerce Blvd, Plainville, MA 02762 United States	2355 Westwood Boulevard #139 Los Angeles, CA 90064 United States
By: Signed by: [signature] 295E30C1C868455...	By: [signature]
Name: Brian Connolly	Name: Neil Bhowmick
Title: Head of Drug Product Operations	Title: CSO
Date: 11 May 2026 | 07:56 PDT	Date: 5/8/2026
Effective Date: 11 May 2026 | 07:56 PDT	